UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2019

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 or the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)On February 7, 2019, the Board of Directors of Brady Corporation (the “Company”) elected David S. Bem, PhD, and Michelle E. Williams, PhD, to the Board of Directors, effective February 18, 2019. Dr. Bem and Dr. Williams had been nominated for election to the Board of Directors through a process conducted by the Corporate Governance Committee of the Board. Dr. Bem and Dr. Williams have each been appointed to the Technology Committee of the Board of Directors.
Dr. Bem is Vice President of Science and Technology and Chief Technology Officer of PPG Industries, Inc. There are no actual or proposed transactions between Dr. Bem or any of his related persons and the Company that would require disclosure under Item 404 (a) of Regulation S-K in connection with his appointment as a director of the Company.
Dr. Williams is Global Group President, Altuglas International, an affiliate of Arkema S.A. There are no actual or proposed transactions between Dr. Williams or any of her related persons and the Company that would require disclosure under Item 404 (a) of Regulation S-K in connection with her appointment as a director of the Company.
Dr. Bem and Dr. Williams are each eligible to participate in the Company’s equity incentive and other benefit plans on a basis similar to other non-employee directors. Dr. Bem and Dr. Williams will each receive an award of $109,000 of unrestricted Class A Nonvoting Common Stock, with a grant date of February 18, 2019.
On February 8, 2019, the Company issued a press release announcing the appointment of Dr. Bem and Dr. Williams to the Board of Directors. A copy of the press release is being provided to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Brady Corporation, dated February 8, 2019, relating to the appointment of David S. Bem and Michelle E. Williams to the Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: February 8, 2019	/s/ AARON J. PEARCE
Aaron J. Pearce
Chief Financial Officer and Treasurer